Annual Meeting of Stockholders



CARVER

The Apollo Theater

September 12, 2006

Disclaimer

Statements contained in this presentation which are not historical facts are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. This presentation contains forward-looking statements which may be identified by the use of such words as “believe,” “expect,” “anticipate,” “intend,” “should,” “could,” “planned,” “estimated,” “potential” and similar terms and phrases. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors. Factors which could result in material variations include, but are not limited to, the Company’s success in implementing its initiatives, including expanding its product line and achieving greater operating efficiencies; changes in interest rates which could affect net interest margins and net interest income; competitive factors which could affect net interest income and non-interest income; general economic conditions which could affect the volume of loan origination, deposit flows, real estate values, the levels of non-interest income and the amount of loan losses as well as other factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time. The Company and the Bank undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

Overview

- **Solid FY2006 results despite challenging year for the community banking sector given interest rate and competitive environment**
- **Substantial steps taken to build long term shareholder value**
  - Pending acquisition of Community Capital Bank ("CCB")
  - Award of New Markets Tax Credit
  - Delivery channel expansion through 24/7 ATM Centers, along with product extensions
  - 145th Street Branch designated as Banking Development District by State Banking Department
- **Strong outlook and compelling opportunities ahead**

Review of FY 2006 Financial Results

- **FY2006 earnings up substantially due to operating performance and prior year acquisition expenses**
  - $3.8 MM in net income or $1.47 fully diluted earnings per share compared to $2.6MM or $1.03 fully diluted earnings per share for FY2005
  - Return on average assets of 0.60% up from 0.45% for FY2005
  - Return on average equity of 7.93% up from 5.80% for FY2005

- **Net interest income remained stable following loan growth of 17% and deposit growth of 11%, offsetting net interest margin decline from 3.41% in FY2005 to 2.97% in FY2006**

Review of Financial Results

- **Non-interest income was up $1.27 million or 31.1% to $5.3 million, from $4.1 million for FY2005, due to growth in:**
  - Mortgage loan prepayments
  - Depository fees and charges from ATM/Debit card
  - Commissions from sale of investments and life insurance

- **We achieved a modest improvement in our efficiency ratio to 78.96%. This high ratio primarily results from branch expansion which has produced deposit and fee income growth and will improve as our three new branches reach and exceed break even operations**

- **As loan quality remains excellent, the Company did not provide for additional loan loss reserves**

Net Income

$ In millions



Annual
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$4.7
$3.8
$4.8
$2.6
$3.8
2002
2003
2004
2005
2006



Quarterly
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
$0.8
$0.8
1st Qtr FY2006
1st Qtr FY2007

As reported in the 10-K and 10-Q Financial Statements

Earnings Per Share (Fully Diluted)

$ In millions



Annual
$2.00
$1.75
$1.50
$1.25
$1.00
$0.75
$0.50
$0.25
$0.00
$1.89
$1.52
$1.87
$1.03
$1.47
2002
2003
2004
2005
2006
Quarterly
$2.00
$1.75
$1.50
$1.25
$1.00
$0.75
$0.50
$0.25
$0.00
$0.33
$0.31
1st Qtr FY2006
1st Qtr FY2007

As reported in the 10-K and 10-Q Financial Statements

Total Assets

$ In millions



$700
$600
$500
$400
$300
$200
$100
$0
$450.3
$509.8
$538.8
$626.4
$661.0
$654.6
2002
2003
2004
2005
2006
1st Qtr 2007

As reported in the 10-K and 10-Q Financial Statements

CARVER

Total Net Loans

$ In millions



Net Loans
Non Perf. Asset / Net Loans
600
500
400
300
200
100
0
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
289.7
292.7
351.9
422.0
493.4
495.5
0.96%
0.61%
0.60%
0.23%
0.55%
0.59%
2002
2003
2004
2005
2006
1st Qtr 2007

As reported in the 10-K and 10-Q Financial Statements

CARVER

Commercial Mortgage Loans

CARVER
FEDERAL SAVINGS BANK

Commercial Lending

WITH MORE THAN $120 MILLION IN RECENT TRANSACTIONS, WE PUT OUR COMMUNITY'S MONEY TO WORK FOR YOU IN NEW YORK'S INNER CITIES.


CARVER

- *Multi-Family*
- *Mixed-Use*
- *Office and Commercial Properties*
- *Construction Financing*
- *Real Estate Financing for Non-Profits, Including Houses of Worship*

"We Get It" Mortgage Products Ad



AT CARVER
Custom Mortgages
NEW PRODUCTS, NEW ALTERNATIVES
With a lending team that really understands that your past doesn't have to define your future, obtaining a Carver mortgage has never been easier. Our custom mortgage products include great rates and more.
> Up to 100% financing available
> Solutions for individuals with impaired credit
> First-time home-buyer programs
> 1 – 4 family, condo and co-op financing
CARVER HAS BEEN REINVESTING IN THE COMMUNITY FOR MORE THAN HALF A CENTURY. NEIGHBORHOOD PARTNERS - FOR 57 YEARS - RIGHT HERE IN OUR OWN BACKYARD.
CARVER
FEDERAL SAVINGS BANK
718.230.2900
www.carverbank.com
BUILDING WEALTH BLOCK BY BLOCK.
BEDFORD-STUYVESANT • CROWN HEIGHTS • FORT GREENE • HARLEM • JAMAICA • ST. ALBANS
WE GET IT

Deposits

$ In millions


$600
$500
$400
$300
$200
$100
$0
$327.5
$349.1
$375.5
$455.9
$504.6
$507.8
2002
2003
2004
2005
2006
1st Qtr 2007

As reported in the 10-K and 10-Q Financial Statements

Metro and AM New York CD Ad


With a Carver CD, Your Community Grows Along With Your Money.
Last year, Carver reinvested over 80% of its deposits right back into the community.
Can your bank say that?
5.50% APY*
6-Month CD
Open your new Carver CD at your nearest branch, or call us today at 718.230.2900.
CARVER
FEDERAL SAVINGS BANK
BEDFORD-STUYVESANT • CROWN HEIGHTS • FORT GREENE • HARLEM • JAMAICA • ST. ALBANS
BUILDING WEALTH BLOCK BY BLOCK.

Net Interest Margin



4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
4.09%
4.26%
3.56%
3.41%
2.97%
2002
2003
2004
2005
2006



4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
3.17%
3.29%
1st Qtr 2006
1st Qtr 2007

As reported in the 10-K and 10-Q Financial Statements

Non-Interest Income

$ In millions


6.0
5.0
4.0
3.0
2.0
1.0
0.0
$4.5
$3.2
$5.3
$4.1
$5.3
2002
2003
2004
2005
2006
$1.4
$0.9
1st Qtr 2006
1st Qtr 2007

As reported in the 10-K and 10-Q Financial Statements

24/7 ATM Delivery Channels

Atlantic Terminal


ATM
CARVER
FEDERAL SAVINGS BANK
ATM
carverbank.com

Medgar Evers


ATM
CARVER
ATM
carverbank.com
MTA

Efficiency Ratio



90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
77.89%
68.18%
67.86%
81.77%
78.96%
79.15%
2002
2003
2004
2005
2006
1st Qtr 2007

As reported in the 10-K and 10-Q Financial Statements

Return On Average Equity


16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
13.78%
9.77%
11.40%
5.80%
7.93%
2002
2003
2004
2005
2006
7.21%
6.68%
1st Qtr 2006
1st Qtr 2007

As reported in the 10-K and 10-Q Financial Statements

Review of FY 2006 Financial Results

We continued to return capital to shareholders by:

- **Increasing the quarterly dividend to $0.08 per share, up from $0.07 in FY2005. Quarterly dividends have increased 60% since FY2004**

- **Increasing repurchases of our stock. As of June 30th, the Company had purchased 42% of the Board authorization. However, the pace of purchases is limited by float in our stock**

However, Carver's stock trades at a discount to book value

Comparison: Mar 2002 to Sep 2006


$250
$200
$150
$100
$50
$0
CNY
AMEX Savings Institution Index
Apr-02
Oct-02
Mar-03
Aug-03
Jan-04
Jul-04
Dec-04
May-05
Oct-05
Mar-06
Sep-06

AMEX Savings Institution Index is comprised of publicly traded thrift banks with SIC Codes 6030-6039

Stock Price: Mar 2002 to Sep 2006



$30
$25
$20
$15
$10
$5
$0
Stock Price
Book Value per Share
Mar-02
Jun-02
Sep-02
Dec-02
Mar-03
Jun-03
Sep-03
Dec-03
Mar-04
Jun-04
Sep-04
Dec-04
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06

Book value per share is calculated using fully diluted weighted average common shares outstanding.

Opportunities For FY2007 and Beyond

- **Near term, Fiscal Year 2007 presents a number of exciting opportunities for Carver along with continued challenges of a flat yield curve and a highly competitive environment**

- **Our core priorities are:**
  - Successfully close and integrate the Community Capital Bank acquisition
  - Capitalize on FY2006 “wins” including the NMTC award
  - Continued focus on “the basics” to better optimize operating and financial performance

Opportunities For FY2007 and Beyond (cont'd)

- **Continue to leverage public programs to enhance community and financial returns**
  - Will open Carver Financial Literacy Center at Bradhurst Court this fall
  - Have formed Carver Community Development Corporation to consolidate and expand financial literacy and other community development efforts
  - Will lead off with predatory lending initiative in conjunction with Harlem Churches For Community Improvement, Neighborhood Housing Services, and innovative lending / mentorship partnership with the School Construction Authority

CCB Acquisition

- **We expect the CCB acquisition to be a catalyst for near and long term growth in shareholder value**
- **Rationale:**
  - Diversify balance sheet and earnings through new and higher margin line of business consistent with community banking
  - Cost consolidation, as we close in on the $1 billion hurdle, allows for improved results and investments required to maximize revenue synergies (e.g., additional lenders, product expansion, and marketing)
- **Current Update:**
  - Closing on track for September 30, 2006
  - Management teams focused on smooth execution during the transition and critical decisions related to staffing, products, systems, branding, etc.

Strategic Initiatives

On June 1, 2006, Carver was selected by the U.S. Department of Treasury to receive an allocation of $59MM in New Markets Tax Credits ("NMTC").

This award will increase Carver's competitiveness in providing loans to businesses investing in low-income communities, including small business and certain real estate loans and other investments.

The NMTC allocation was awarded to Carver Community Development Corporation, a for profit Community Development Corp created by the Bank

Highlights

- Enables loans to be made with advantaged terms, including below market interest rates
- Carver can receive 39% of the award (approximately $23MM) in tax credits, allocated over seven years
- Substantial portion of this benefit will be utilized for community revitalization, pursuant to NMTC program goals
- Expected to improve shareholder value by reducing taxes

Optimizing Financial Performance

- **Continue to focus on getting "the basics" right. As such we will:**
  - Continue to emphasize growth of re-priceable assets and core liabilities. We will also evaluate, in conjunction with the CCB acquisition, additional steps to reposition our assets and liabilities to maximize future profitability
  - Remain focused on a disciplined approach toward credit risk
  - Intensify effort to move new branches to break even
  - Emphasize efficient delivery channel expansion (ATM centers vs. branches)

Long Term Outlook

- **As a niche player, we understand that scale is relevant to our performance growth. As such, we will continue to seek prudent acquisitions and alliances that leverage organic growth and accelerate our expansion strategy**

- **We believe Carver is in an optimal position to become the dominant "pure play" in urban financial markets**
  - Loss of community banks as consolidation continues
  - Improving demographics in inner cities driving greater business opportunity (real estate prices driving higher income families to these communities; retail and other amenities are following; growth in small businesses)
  - Entrenched "unbanked" population can be a profitable niche for banks if product line and service delivery are aligned

- **These trends, are positive indicators of opportunities for local financial institutions well positioned to sell loans, investments, and other fee income products**

Annual Meeting of Stockholders



CARVER

The Apollo Theater

September 12, 2006